DELAWARE VIP® TRUST
Delaware VIP International Series

(the “Series”)

Supplement to the Series’ Prospectuses dated May 1, 2023

On August 31, 2023 (“Effective Date”), F. Chace Brundige, Aditya Kapoor, and Charles John will serve as portfolio managers of the Series.

On the Effective Date, the following replaces the information in the Series’ summary prospectus section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
F. Chace Brundige, CFA	Managing Director, Senior Portfolio Manager	August 2023
Aditya Kapoor, CFA	Managing Director, Senior Portfolio Manager	August 2023
Charles John, CFA	Managing Director, Senior Portfolio Manager	August 2023

On the Effective Date, the following replaces the disclosure in the Series’ statutory prospectus section entitled “Who manages the Series – Portfolio managers – Delaware VIP International Series”:

F. Chace Brundige, Aditya Kapoor, and Charles John have primary responsibility for making day-to-day investment decisions for the Series.
F. Chace Brundige, CFA Managing Director, Senior Portfolio Manager
F. Chace Brundige is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. In 2003, he joined Ivy Investments as an assistant portfolio manager for the large-capitalization growth equity team, became a portfolio manager for investment companies managed by Ivy Investments (or its affiliates) in February 2006. He holds a bachelor's degree in finance from Kansas State University and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business.
Aditya Kapoor, CFA Managing Director, Senior Portfolio Manager
Aditya Kapoor is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in 2008 as an equity investment analyst. He had served as assistant vice president and assistant portfolio manager for investment companies managed by Ivy Investments (or its affiliates) since 2013. He became portfolio manager in 2017. He earned a Bachelor of Technology in production and industrial engineering from the Indian Institute of Technology (IIT-Delhi), and holds an MBA from The Johnson School at Cornell University.

Charles John, CFA Managing Director, Senior Portfolio Manager
Charles John is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. In May 2017, he joined Ivy Investments as an equity investment analyst, and became a portfolio manager for investment companies managed by Ivy Investments (or its affiliates) in October 2021. Previously, he was co-portfolio manager of a global fund and senior investment analyst with Scout Investments. He earned a Bachelor of Engineering in Mechanical Engineering from the Bangalore Institute of Technology (B.I.T.) India, graduating with honors. He earned an MBA with an emphasis in finance from the University of Missouri-Kansas City.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.